SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2003



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                        0-16375                94-3018487
         ---------                       --------               ----------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)

                                2711 Citrus Road
                        Rancho Cordova, California 95742
                                 (916) 858-5100
          (Address and telephone number of principal executive offices)

Item 7. Financial Statements and Exhibits.

     Exhibit No.    Exhibit Description
     -----------    -------------------

     99.1           Press release announcing fourth quarter and year end results


Item 12. Results of Operations and Financial Condition.

     ThermoGenesis Corp. announced its results for the fourth quarter and fiscal year ending June 30, 2003, on a press release, furnished as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THERMOGENESIS CORP.,
                                    a Delaware corporation



Dated:  September 30, 2003          /s/ Renee M. Ruecker
                                    --------------------------------------------
                                    Renee M. Ruecker,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)